Federated Market Opportunity Fund

A Portfolio of Federated Equity Funds

Class A Shares (TICKER FMAAX)
Class B Shares (TICKER FMBBX)
Class C Shares (TICKER FMRCX)

SUPPLEMENT TO Prospectus DATED December 31, 2009

1. Under the heading entitled “Fund Summary Information, Risk/Return Summary: Fees and Expenses,” please delete the Fee Table and Example and replace them with the following:

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares and Class C Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., Class A Shares) of Federated Funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 26.

Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.05%	0.75%	0.75%
Other Expenses:
Expenses Related to Short Positions	0.54%	0.54%	0.54%
Other Operating Expenses	0.54%	0.54%	0.54%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.95%	2.65%	2.65%
Fee Waivers and/or Expense Reimbursements[1]	0.10%	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.85%	2.60%	2.60%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that total annual Fund operating expenses (excluding Acquired Fund Fees and Expenses and Expenses Related to Short Positions) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.24%, 1.99% and 1.99%, respectively, through the later of (the “Termination Date”): (a) December 31, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares, Class B Shares and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B and Class C Shares operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares:
Expenses assuming redemption	$737	$1,129	$1,544	$2,700
Expenses assuming no redemption	$737	$1,129	$1,544	$2,700
Class B Shares:
Expenses assuming redemption	$818	$1,223	$1,605	$2,814
Expenses assuming no redemption	$268	$823	$1,405	$2,814
Class C Shares:
Expenses assuming redemption	$368	$823	$1,405	$2,983
Expenses assuming no redemption	$268	$823	$1,405	$2,983

2. Under the heading entitled “Appendix A:  Hypothetical Investment and Expense Information,” please delete the charts and replace them with the following:

FEDERATED MARKET OPPORTUNITY FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 1.95%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$737.09	$9,738.23
2	$9,738.23	$486.91	$10,225.14	$192.79	$10,035.25
3	$10,035.25	$501.76	$10,537.01	$198.67	$10,341.33
4	$10,341.33	$517.07	$10,858.40	$204.73	$10,656.74
5	$10,656.74	$532.84	$11,189.58	$210.98	$10,981.77
6	$10,981.77	$549.09	$11,530.86	$217.41	$11,316.71
7	$11,316.71	$565.84	$11,882.55	$224.04	$11,661.87
8	$11,661.87	$583.09	$12,244.96	$230.87	$12,017.56
9	$12,017.56	$600.88	$12,618.44	$237.92	$12,384.10
10	$12,384.10	$619.21	$13,003.31	$245.17	$12,761.82
Cumulative		$5,429.19		$2,699.67

FEDERATED MARKET OPPORTUNITY FUND - CLASS B SHARES
ANNUAL EXPENSE RATIO: 2.65%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$268.11	$10,235.00
2	$10,235.00	$511.75	$10,746.75	$274.41	$10,475.52
3	$10,475.52	$523.78	$10,999.30	$280.86	$10,721.69
4	$10,721.69	$536.08	$11,257.77	$287.46	$10,973.65
5	$10,973.65	$548.68	$11,522.33	$294.22	$11,231.53
6	$11,231.53	$561.58	$11,793.11	$301.13	$11,495.47
7	$11,495.47	$574.77	$12,070.24	$308.21	$11,765.61
8	$11,765.61	$588.28	$12,353.89	$315.45	$12,042.10
Converts from Class B to Class A			Annual	Expense Ratio: 1.95%
9	$12,042.10	$602.11	$12,644.21	$238.40	$12,409.38
10	$12,409.38	$620.47	$13,029.85	$245.67	$12,787.87
Cumulative		$5,567.50		$2,813.92
FEDERATED MARKET OPPORTUNITY FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 2.65%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$268.11	$10,235.00
2	$10,235.00	$511.75	$10,746.75	$274.41	$10,475.52
3	$10,475.52	$523.78	$10,999.30	$280.86	$10,721.69
4	$10,721.69	$536.08	$11,257.77	$287.46	$10,973.65
5	$10,973.65	$548.68	$11,522.33	$294.22	$11,231.53
6	$11,231.53	$561.58	$11,793.11	$301.13	$11,495.47
7	$11,495.47	$574.77	$12,070.24	$308.21	$11,765.61
8	$11,765.61	$588.28	$12,353.89	$315.45	$12,042.10
9	$12,042.10	$602.11	$12,644.21	$322.87	$12,325.09
10	$12,325.09	$616.25	$12,941.34	$330.45	$12,614.73
Cumulative		$5,563.28		$2,983.17

October 26, 2010

Federated Market Opportunity Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450702 (10/10)